                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                             (Amendment No. _____)


Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                      AMERICAN EDUCATIONAL PRODUCTS, INC.
        ---------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

           Neuman & Cobb, 1507 Pine Street, Boulder, Colorado  80302
        ---------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          _________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          _________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ___________________________________________________
     (4)  Proposed maximum aggregate value of transaction:  _______________
     (5)  Total fee paid:  ________________________________________________

[ ]  Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  _______________________________________
     (2)  Form, Schedule or Registration Statement No.: __________________
     (3)  Filing Party: __________________________________________________
     (4)  Date Filed: ____________________________________________________

                      AMERICAN EDUCATIONAL PRODUCTS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 2, 1997


The Annual Meeting of Shareholders of American Educational Products, Inc. ("AEP" or the "Company") will be held at 5350 Manhattan Circle, Suite 210, Boulder, Colorado 80303, on June 2, 1997 at 9:00 o'clock a.m. Mountain Daylight Time, for the purpose of considering and voting upon the following:

     1. To elect six (6) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

     2.   The adoption and approval of the Company's 1997 Stock Incentive Plan;

     3. The ratification and approval of grants by the Company of non-qualified stock options to the Company's outside Directors; and

     4. Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of AEP common stock of record at the close of business on May 1, 1997 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended December 31, 1996, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.



                                   AMERICAN EDUCATIONAL PRODUCTS, INC.


                                   /s/ Dale LaFrenz
                                   --------------------------------------
                                   Dr. Dale LaFrenz, Secretary

                      AMERICAN EDUCATIONAL PRODUCTS, INC.

                       5350 Manhattan Circle, Suite 210
                            Boulder, Colorado 80303

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the Shareholders of American Educational Products, Inc. (respectively, the "Shareholders" and the "Company" or "AEP") in connection with the solicitation by the Company of proxies to be used at the Annual Meeting of Shareholders on June 2, 1997 (the "Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR the election of six (6) Directors of the Company; FOR the adoption and approval of the Company's 1997 Stock Incentive Plan; FOR the ratification and approval of grants by the Company of non-qualified stock options to the Company's outside Directors; and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

     ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     This Statement is being mailed on or about May 2, 1997, to Shareholders eligible to vote at the Meeting. Concurrently with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended December 31, 1996.

     The Company is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Shareholders and brokers by one or more of the Directors or by Officers or employees of the Company. The Company may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on May 1, 1997 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Company's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of the Record Date, the Company had outstanding 916,200 shares of common stock ("shares"), with each share being entitled to one vote.

     UNLESS OTHERWISE STATED, ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT CONCERNING THE CAPITAL STOCK OF THE COMPANY, INCLUDING SHARE AND PER SHARE INFORMATION, GIVES RETROACTIVE EFFECT TO A 1-FOR-5 REVERSE SPLIT WHICH WAS EFFECTIVE ON APRIL 22, 1997.

1.   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.

     The following table sets forth, as of the date of this Proxy Statement, and as adjusted for the sale of Option Stock, the stock ownership of each person known by the Company to be the beneficial owner of five (5%) percent or more of the Company's common stock, all Directors individually and all Directors and Officers of the Company as a group. Each person has sole voting and investment power with respect to the shares shown, except as noted.

TITLE OF           NAME AND ADDRESS       AMOUNT AND NATURE OF     PERCENT
CLASS              OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP  OF CLASS<F1>
--------           -------------------   ----------------------  -----------
Common             Dr. Robert A. Scott         26,440<F2>         2.81%
Stock              32 Murray Avenue
                   Mahwah, NJ 07430

  "                Clifford C. Thygesen        76,406<F3>         8.19%
                   4893 Idylwild Trail
                   Boulder, CO  80301

  "                Clifford L. Neuman          19,000<F4>         2.06%
                   1507 Pine Street
                   Boulder, CO  80302

  "                Dr. Dale LaFrenz             8,000<F5>          .87%
                   14842 Hickory Court
                   Eden Prairie, MN  55346

  "                Wayne R. Kirschling          8,000<F6>          .87%
                   123 East Adams
                   Muncie, IN  47305

  "                Heartland Advisors, Inc.   238,340<F7>        26.02%
                   790 North Milwaukee
                   Milwaukee, WI  53202

  "                Stephen G. Calandrella      41,000<F8>         4.47%
                   7210 Antelope Lane
                   CO Springs, CO  80920

                   All Directors              149,906            15.21%
                   and Officers
                   As a Group (7 Persons)

<F1> Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of the date of this Proxy Statement, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group.

<F2> Includes non-qualified options exercisable to purchase 2,000 shares of
     Common Stock at an exercise price of $11.25 per share, granted to Dr. Scott on May 9, 1991 in recognition of his services to the Company, non-qualified options exercisable to purchase 800 shares of Common Stock at an exercise price of $11.25 per share, granted November 16, 1993 pursuant to the Formula Plan for directors, non-qualified options exercisable to purchase 1,500 shares of Common Stock at an exercise price of $11.25 per share granted May 23, 1994 pursuant to the Formula Plan for directors, non-qualified options exercisable to purchase 10,000 shares of Common Stock at an exercise price of $9.00 per share granted June 5, 1995, non-qualified options exercisable to purchase 3,400 shares of Common Stock at an exercise price of $6.25 per share granted February 29, 1996 and non-qualified options exercisable to purchase 6,000 shares of Common Stock at an exercise price of $6.25 per share granted March 29, 1996.

<F3> Includes non-qualified options exercisable to purchase 1,000 shares of
     Common Stock at an exercise price of $9.00 per share granted June 5, 1995 pursuant to the Formula Plan for Directors, incentive stock options exercisable to purchase 5,900 shares of Common Stock at an exercise price of $6.25 per share granted February 29, 1996 and incentive stock options exercisable to purchase 10,000 shares of Common Stock at an exercise price of $6.25 per share granted March 29, 1996. Also includes 40,000 shares of Common Stock owned by The Rockies Fund, Inc., a Colorado-based business development company of which Mr. Thygesen is a director. Does not include common Stock Purchase Warrants exercisable commencing October 1, 1997 to acquire up to 200,000 shares of Common Stock at an exercise price of $5.00 per share which are also owned by The Rockies Fund, Inc. Beneficial ownership of shares held by The Rockies Fund, Inc. is exercised by its Board of Directors whose members include Stephen Calandrella, Charles Powell and Clifford C. Thygesen. Mr. Thygesen disclaims beneficial ownership of all shares of common stock and warrants owned by The Rockies Fund, Inc. for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

<F4> Includes non-qualified options exercisable to purchase 800 shares of
     Common Stock at an exercise price of $11.25 per share, granted November 16, 1993 pursuant to the Formula Plan for directors, non-qualified options exercisable to purchase 1,000 shares of Common Stock at an exercise price of $11.25 per share granted May 23, 1994 pursuant to the Formula Plan for directors, incentive stock options exercisable to purchase 200 shares of Common Stock at an exercise price of $11.25 per share granted under the 1990 ISOP, non-qualified options exercisable to purchase 1,000 shares of Common Stock at an exercise price of $9.00 per share granted June 5, 1995 pursuant to the Formula Plan for Directors, and non-qualified options exercisable to purchase 4,000 shares of Common Stock at an exercise price of $6.25 per share granted March 29, 1996.

<F5> Includes non-qualified options exercisable to purchase 4,000 shares of
     Common Stock at an exercise price of $7.9688 per share, granted February 9, 1995 pursuant to the Formula Plan for directors, and non-qualified options exercisable to purchase 4,000 shares of Common Stock at an exercise price of $6.25 per share granted March 29,1996.

<F6> Includes non-qualified options exercisable to purchase 4,000 shares of
     Common Stock at an exercise price of $7.9688 per share, issued February 9, 1995 pursuant to the Formula Plan for directors, and non-qualified options exercisable to purchase 4,000 shares of Common Stock at an exercise price of $6.25 per share granted March 29,1996.

<F7> Heartland Advisors, Inc. is a Wisconsin corporation.  Voting and investment power with respect to securities held by Heartland Advisors, Inc. is exercised by its Board of Directors. The foregoing information has been furnished to the Company by Patrick Retzer, a representative of Heartland Advisors, Inc., in a report of beneficial ownership on Schedule 13G, the accuracy of which has not been independently verified by the Company.

<F8> Includes non-qualified options exercisable to purchase 1,000 shares of
     Common Stock at an exercise price of $4.6875 per share granted August 20, 1996. Also includes 40,000 shares of Common Stock which are owned by The Rockies Fund, Inc., a Colorado-based business development company of which Mr. Calandrella is an officer and director. Does not include Common Stock Purchase Warrants exercisable commencing October 1, 1997 to acquire up to 40,000 shares of Common Stock at an exercise price of $5.00 per share, which are also owned by The Rockies Fund, Inc. Beneficial ownership of shares held by The Rockies Fund, Inc. is exercised by its Board of Directors whose members include Stephen Calandrella, Charles Powell and Clifford C. Thygesen. Mr. Calandrella disclaims beneficial ownership of all shares of common stock and warrants owned by The Rockies Fund, Inc. for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.



     1.   ELECTION OF DIRECTORS.

     The Directors have voted to nominate six (6) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the corporation. All of the nominees are currently Directors of the Company.

     The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

          Name                    Age        Position
     ------------------------    ----        ----------------------
     Dr. Robert A. Scott          57         Director
     Clifford C. Thygesen         60         President and Director
     Clifford L. Neuman           48         Director
     Dr. Dale LaFrenz             59         Director
     Dr. Wayne R. Kirschling      54         Director
     Stephen G. Calandrella       36         Director

     DR. ROBERT A. SCOTT, director since 1991, and Chairman of the Board since April, 1995, has been President, Chief Executive Officer and Professor of Sociology and Anthropology at Ramapo College of New Jersey since 1985. Ramapo College is a coeducational state-supported residential institution of liberal arts, sciences and professional studies. From 1979 to 1985, he served as Assistant Commissioner and Director of Academic Affairs for the Indiana Commission for Higher Education, where he was responsible for the coordination of state-wide higher education strategic planning for both public and private institutions. From 1969 to 1979, he was Associate Dean and Senior Administrator of the College of Arts and Sciences of Cornell University. Dr. Scott is a member of the Board of Advisors of NCO Investors II, L.P., a leveraged investment partnership, a member of the Executive Committee of Hillcrest Health Service Systems, Inc., a holding company for the Hackensack Medical Center Teaching Hospital and four other subsidiaries, and Associate Director and member of the Business Development and Marketing Advisory Board of the International Banking Committee of the United Jersey Bank, a component of UJB Financial, Inc. Dr. Scott is Chairman of the Commission on International Education of the American Council on Education, a founding member of the Advisory Board of the New Jersey Center for International Business Education and Research at Rutgers University, Chairman of the College and University Educational Satellite Services sponsored by the American Association of State Colleges and Universities and Public Broadcasting System, Chairman of the Board of Directors of the New Jersey Association of Colleges and Universities, and a member of numerous additional professional associations. Dr. Scott received his B.A. from Bucknell University and his Ph.D. in Sociology and Organizational Ethnography from Cornell University.

     CLIFFORD C. THYGESEN, President of the Company since January 22, 1996 and a Director since 1986, also served as its Executive Vice-President from 1986 until January 1992. Mr. Thygesen is also currently a director of Rockies Fund, Inc. a Colorado Springs, Colorado based Business Development Company registered under the Investment Company Act of 1940. From 1971 to 1973, Mr. Thygesen was Vice-President of Operations for the Ithaca Gun Company of Ithaca, New York, a manufacturer of high quality firearms. From 1973 to 1976, Mr. Thygesen served as President of Alpine Designs Corporation, a company which produces backpacking equipment, skiwear and hunting apparel. During the period of his employment with Ithaca Gun Company and Alpine Designs, these two companies were subsidiaries of General Recreation, Inc. In 1975 and 1976, Mr. Thygesen was corporate Director of Manufacturing for General Recreation, Inc., and, in this capacity, assumed responsibility for decentralizing manufacturing operations in addition to his duties at Alpine Designs. From 1977 to 1981, he served as Vice-President of Manufacturing for Pure Cycle Corporation, a company that designed water recycling systems for residential use. From 1981 until February, 1988, Mr. Thygesen was President, Chief Operating Officer and a Director of Tri Coast Environmental Corporation, formerly Colorado Venture Capital Corporation. He received his B.S. degree in Industrial Administration from the University of Illinois in 1961.

     CLIFFORD L. NEUMAN has served as a Director of the Company since November, 1990 and as Secretary from 1992 through 1994. Mr. Neuman is a licensed, practicing attorney and a partner in the law firm of Neuman & Cobb, located in Boulder, Colorado. Mr. Neuman has served as legal counsel to the Company and its subsidiaries since 1986. Mr. Neuman received his Bachelor of Arts degree from Trinity College in 1970 and his Juris Doctorate degree from the University of Pennsylvania School of Law in 1973.

     DR. DALE LAFRENZ has served as a Director of the Company since February, 1995. Dr. LaFrenz currently is affiliated with Qtec Systems, Inc., a Minnesota company developing software for the implementation of international quality standards. Prior to 1997, he served as President and Chief Executive Officer of Minnesota Educational Computing Consortium ("MECC"), a publicly held company, recognized as a leader in the educational software industry. Dr. LaFrenz's association with MECC began in 1975. From 1975 through 1979, Dr. LaFrenz progressed from a consultant retained to assist with MECC's start-up activities to the Acting Executive Director of MECC. During this period, Dr. LaFrenz planned and directed the implementation of a state-wide organization to provide and regulate instructional timesharing and management information services for all educational agencies, developed, planned and directed the building and running of a large computer center that provided multi-purpose timesharing to 400 concurrent users via 1,000 multiplexed terminals, built a state-wide organization to provide user services to 400+ educational agencies and planned the transition from state-wide timesharing services to microcomputers and began implementation by negotiation of the first bulk purchase of Apple computers. In 1979 Dr. LaFrenz left MECC and joined Scott Foresman & Company, where, from 1979 through 1985 Dr. LaFrenz advanced from Manager to Vice President and General Manager of the Electronic Publishing division. In 1985 Dr. LaFrenz left Scott Foresman & Company to join Control Data Corporation. In 1986, Dr. LaFrenz rejoined MECC as Vice President of Marketing. Shortly after rejoining MECC Dr. LaFrenz assumed the position of Acting President, and in 1987 was named President and Chief Executive Officer. Since rejoining MECC, Dr. LaFrenz has established MECC as the leader in the stand-alone educational software industry and positioned MECC as one of the top four publishers in the consumer software home education market. Dr. LaFrenz received a B.S. degree in Mathematics in 1961 from Mankato State university and his Ph.D in Mathematics Education in 1978 from the University of Minnesota.

     DR. WAYNE R. KIRSCHLING was elected as a director in February, 1995. Dr. Kirschling currently serves as a Corporate Vice President of Ontario Corporation, a closely held Indiana corporation with corporate headquarters in Muncie, Indiana. Ontario engages in the manufacture and refurbishment of components used in jet engines; the manufacture and refurbishment of components used in semiconductor process equipment; provides metallurgical, chemical and environmental laboratory testing; develops software and systems for enterprises involved in collections and accounts receivable management; and is involved in the development of an industrial park. From 1978-1986, Dr. Kirschling served as Deputy Commissioner of Higher Education for the Indiana Commission for Higher Education located in Indianapolis, Indiana, where he was responsible for working with the Governor, the State Legislature and Indiana's public and private colleges on operating and capital budget requests, student aid funding, and approval of new institutions and new academic programs. From 1971-1978, he was Associate Director of the National Center for Higher Education Management Systems located in Boulder, Colorado, where he was responsible for working with public and private colleges throughout the U.S. to develop and implement new management techniques and for operating a visiting scholars program for scholars drawn from American and foreign universities, industry and government. From 1964-1969, Dr. Kirschling served as an officer in the U.S. Air Force, including assignments with the Office of the Secretary of the Air Force in Washington, D.C. and at the U.S. Air Force Academy located in Colorado. He has taught at a number of colleges and universities including the University of Colorado, Butler University, the University of Indianapolis and the U.S. Air Force Academy. He received his B.S. degree from the U.S. Air Force Academy, an M.S. in Industrial Engineering from Stanford University and an M.B.A. and D.B.A. in Management Science from the University of Colorado.

     STEPHEN G. CALANDRELLA was elected as a director in November, 1996. Mr. Calandrella has been President and a Director of The Rockies Fund, Inc., a Colorado-based business development company, since February, 1991, and Chief Executive Officer since January 30, 1994. Mr. Calandrella has previously served as a Director of Kelly Motors, Ltd., Good Times Restaurants, Inc., Southshore Corp., and Cogenco International, Inc. Mr. Calandrella also served as a Director for Combined Penny Stock Fund, Inc. and Redwood MicroCap Fund, Inc., both of which are closed-end investment companies registered under the Investment Fund Act of 1940. Mr. Calandrella currently serves as Interim President and a member of the Board of Directors of Global Casinos, Inc., a publicly-held company engaged in the ownership and operation of domestic and international casinos and limited stakes gaming properties; and as a Director of Optimax Industries, Inc., a NASDAQ listed holding company; and Guardian
Technologies, a NASDAQ listed maker of bullet proof vests.   Mr. Calandrella
has also engaged in financing and consulting activities for development stage companies, which consist of advising public and private companies on capital formation methods, enhancing shareholder valuations, mergers, acquisitions and corporate restructurings, as well as arranging for bridge loans and equity purchases.

     Each Director will be elected to serve until the next Annual Meeting of Shareholders in 1998 or until a successor is duly elected and qualified.

     During the 1996 fiscal year, four (4) meetings of the Board of Directors were held, including regularly scheduled and special meetings. All meetings were attended by 100% of the Board members. Outside Directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director.

     The Company has adopted a Formula Compensation Plan for outside Directors. For their services, all outside Directors are paid an annual fee of $10,000 each, with the Chairman receiving an additional $12,000. In addition to cash compensation, each outside Director is entitled to receive non-qualified stock options exercisable to purchase 2,000 shares of Common Stock at an exercise price equal to the market value on the date of grant for each of the first two
(2) years of service as an outside Director; beginning with the third year of service, each outside Director is entitled to receive for each additional year of service non-qualified options exercisable to purchase 5,000 shares of Common Stock at an exercise price equal to the market value of the Common Stock on the date of grant.

     During 1996, the Company had standing Audit, Compensation and Nominating Committees of the Board of Directors. The members of the Audit Committee were Clifford L. Neuman, Clifford C. Thygesen and Dr. Wayne R. Kirschling. No member of the Audit Committee receives any additional compensation for his service as a member of that Committee. During 1996, the Audit Committee held four (4) meetings which were attended by all of its members. The Audit Committee is responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, reviews with Management the Management's Discussion and Analysis section of the Annual Report, reviews the letter of Management Representations given to the independent public accountants, meets privately with the independent public accountants to discuss all pertinent matters, and reports regularly to the Board of Directors regarding its activities.

     During 1996, the Compensation Committee consisted of Dr. Robert A. Scott and Clifford C. Thygesen and Dr. Dale LaFrenz. No member of the Compensation Committee receives any additional compensation for his service as a member of that Committee. During 1996, the Compensation Committee held one (1) formal meeting which was attended by all of its members. The Compensation Committee is responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under the Company's Incentive Stock Option Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

     During 1996, the Company's Nominating Committee consisted of Dr. Wayne Kirschling, Dr. Robert A. Scott and Clifford L. Neuman. No member of the Nominating Committee receives any additional compensation for his service as a member of that Committee. During 1996, the Nominating Committee held one (1) formal meeting which was attended by all of its members. The Nominating Committee was responsible for recommending a slate of Director nominees to be considered for election at the Company's 1997 Annual Meeting of Shareholders, which recommendation was unanimously approved by the Board of Directors. While the Nominating Committee has not in the past considered nominees recommended by securityholders outside of Management, if securityholders have recommendations regarding nominees for the Board of Directors, communication should be addressed to Mr. Thygesen at the principal executive offices of the Company.

     Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

     2.   EXECUTIVE COMPENSATION.

     The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                                                 TABLE 1

                                          SUMMARY COMPENSATION
                                                                     Long Term Compensation
                                 Annual Compensation               Awards              Payouts
                          ---------------------------------        ---------------------------
                                                       Other
Name                                                  Annual     Restricted
and                                                   Compen-       Stock               LTIP    All Other
Principal                         Salary     Bonus    sation      Award(s)   Option/   Payouts  Compensa-
Position                 Year       ($)       ($)     ($)<F1>        ($)     SARs(#)     ($)    tion ($)
--------------------------------------------------------------------------------------------------------
Clifford C. Thygesen,
  CEO,                   1996  $ 69,573       -0-     $8,200      -0-       15,900       -0-       -0-
  President of AEP
  and
  President of Scott
  Resources, Inc.,
  and Hubbard
  Scientific, Inc.<F2>

Paul D. Whittle, CEO,    1995   170,000       -0-     25,732      -0-          -0-       -0-       -0-
  President of AEP       1994   170,000       -0-     25,155      -0-          -0-       -0-       -0-
  and
  President of Scott
  Resources, Inc.,
  Hubbard Scientific,
  Inc., Summit
  Learning, Inc.
  and AEP Media<F2>
--------------------------------------------------------------------------------------------------------

<F1> All executive officers of the Company participate in the Company's group health insurance plan.  In addition, Mr. Whittle was given the use of a Company leased vehicle, and the Company reimbursed Mr.
     Whittle for medical expenses incurred and not otherwise covered by the Company's group health insurance plan.  Mr. Thygesen was given the use of a Company leased vehicle.  Except as indicated, no executive officer received perquisites and other personal benefits which, in the aggregate, exceeded the lesser of either $50,000 or 10% of the total of annual salary and bonus paid during the respective fiscal years.

<F2> Effective January 22, 1996, Mr. Whittle voluntarily resigned as CEO and President of AEP.  Mr. Whittle was replaced as President of AEP by Clifford C. Thygesen.  (See "TRANSACTIONS WITH MANAGEMENT AND
     OTHERS").

MANAGEMENT BONUS PLANS

     1994.
     For the fiscal year ended December 31, 1994, the terms of the Management Bonus Plan ("1994 Management Bonus Plan") remained substantially the same as the 1993 Management Bonus Plan. Under the Plan, each participant was able to receive an annual bonus payment of up to sixty percent (60%) of base salary, based upon the Company achieving its 1994 Operating Plan. Specifically, the 1994 Management Bonus Plan consisted of two distinct bonus pools: a Base Bonus Pool which is tied to and based upon operating income generated in 1994 in excess of 1993 actual operating income and up to the 1994 Operating Income Plan (the "Base Bonus Pool"), and an Excess Bonus Pool tied to 1994 operating income in excess of the 1993 Operating Plan (the "Excess Bonus Pool").
Because the Company's results of operations were substantially below forecasts, no bonuses were earned or paid in fiscal 1994 under the 1994 Management Bonus Plan.

     1995.
     For the fiscal year ended December 31, 1995, the terms of the Management Bonus Plan ("1995 Management Bonus Plan") remained substantially the same as the 1993 and 1994 Management Bonus Plans. Because the Company's results of operations were substantially below forecasts, no bonuses were earned or paid in fiscal 1995 under the 1995 Management Bonus Plan.

     1996.For the fiscal year ended December 31, 1996, no management bonuses were earned or paid.

401(K) SAVINGS PLAN

     During the fiscal year ended December 31, 1993, the Company adopted a 401(k) Savings Plan (the "401(k) Plan"). All full-time employees of the Company who have reached age twenty-one (21) and completed one (1) year of service with the Company are eligible to participate in the 401(k) Plan.

     Under the 401(k) Plan, eligible employees are permitted to defer up to fifteen percent (15%) (unless deemed highly compensated employees by government guidelines) of their compensation limited by (i) the maximum amount allowed to be deferred for federal income tax purposes; (ii) the maximum amount which will not cause the 401(k) Plan to violate any non-discrimination rules; and (iii) the amount which would not cause the 401(k) Plan to exceed the maximum amount allowable as a deduction under Section 404 of the Internal Revenue Code. The maximum allowable compensation deferral for any one employee in calendar 1996 was $9,500. Subject to certain restrictions, contributions to the 401(k) Plan will be invested by the trustees of the 401(k) Plan in accordance with directions of each participant.

     Salary deferral contributions are always 100% vested. Participants or their beneficiaries are entitled to payment of benefits (i) upon retirement at age 65; (ii) upon death or disability; or (iii) upon termination of employment, if the participant elects to receive a distribution of his account balance prior to one of the events listed in (i) or (ii) above. In addition, hardship distributions to participants from the 401(k) Plan are available under certain conditions. The amount of benefits ultimately payable to a participant under the 401(k) Plan will depend on the performance of the funds to which contributions are made on the participant's behalf.

EMPLOYEE STOCK PURCHASE PLAN

     In 1989, the Company's shareholders ratified and approved a qualified Employee Stock Purchase Plan ("ESPP") pursuant to Section 423 of the Internal Revenue Code of 1986, as amended. Pursuant to the ESPP, the Company has been authorized to offer up to 50,000 shares per year over a three-year term, or a total of 150,000 shares, to the Company's employees. The term of the ESPP was subsequently extended for an additional period of three (3) years commencing upon the initial expiration date and ending on the third anniversary of such date. The ESPP includes certain restrictions which preclude participation by part-time employees and employees owning five percent (5%) or more of the Company's Common Stock. The purchase price for the shares may not be less than eighty-five percent (85%) of the market value of the stock on either the Enrollment Date or the Exercise Date as those terms are defined in the ESPP. The ESPP was first implemented in 1991. Employees of the Company are currently participating in the ESPP pursuant to subscriptions whereby shares are being purchased under a program of payroll deductions.

INCENTIVE STOCK OPTION PLAN

     In 1990, the Board of Directors and the shareholders of the Company adopted the American Educational Products, Inc. 1990 Incentive Stock Options Plan (the "1990 ISOP"). Pursuant to the terms of the 1990 ISOP, as amended, the Company's Board of Directors is authorized to issue options for the purchase of up to 228,400 shares of the Company's Common Stock to key employees of the Company. Options granted under the 1990 ISOP are incentive stock options within the meaning of Section 422 of the Internal Revenue Code. They are exercisable at prices which were equal to at least one hundred percent (100%) of the fair market value of the Company's freely trading Common Stock on the date of grant, or in the case of an optionee who beneficially owns stock representing more than ten percent (10%) of the total combined voting power of the Company, the exercise price of the option is not less than one hundred and ten percent (110%) of the market price of the shares on the date of grant. Only key management and employees of the Company are eligible to participate in the 1990 ISOP.

     The 1990 ISOP is administered by the Board of Directors, which determines eligible employees, the times and numbers of options to be granted, and the periods for which such options may be granted. There are limitations on the number of options which may be granted and the aggregate fair market value of the stock in any given year. All options granted under the 1990 ISOP are subject to vesting over a period of three (3) years from the date of grant.

     As of December 31, 1996, incentive stock options to purchase 53,200 shares of Common Stock were outstanding and unexercised, having an average exercise price of $7.90 per share. During the Company's fiscal year ended December 31, 1996, 2,160 options were exercised at an average exercise price of $2.95 per share to purchase shares pursuant to the 1990 ISOP.

     The following table sets forth certain information concerning the exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:

                                                    TABLE 2

                              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                              ---------------------------------------------------
                                         AND FY-END OPTION/SAR VALUES
                                         ----------------------------
                                                                                 Value of
                                                             Number of          Unexercised
                                                            Unexercised        In-the-Money
                                                           Options/SARs        Options/SARs
                                                           at FY-End (#)     at FY-End ($)<F2>

                  Shares Acquired   Value Realized<F1>    Unexercisable/
     Name         on Exercise (#)           ($)             Exercisable         Exercisable
---------------------------------------------------------------------------------------------
Clifford C.
Thygesen                -0-                 -0-              16,900          $      -0-
---------------------------------------------------------------------------------------------

<F1> Value Realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the Common Stock on the date the options are exercised.

<F2> The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.

     There are outstanding common stock purchase warrants exercisable to purchase 102,000 shares of Common Stock of the Company at an average exercise price of $9.00 per share. Includes warrants exercisable to acquire 24,000 shares of Common Stock held by John G. Kinnard & Company, the Company's principal market maker. Also includes warrants exercisable to acquire up to 78,000 shares of Common Stock issued in conjunction with the sale by the Company of equity units during the latter half of fiscal 1996.


          3.TRANSACTIONS WITH MANAGEMENT AND OTHERS.

LEGAL COUNSEL

     Clifford L. Neuman has served as a member of the Company's Board of Directors since November 1990. Mr. Neuman also served as Secretary of the Company from February, 1992 through November, 1994.

     Mr. Neuman is a partner in the law firm of Neuman & Cobb, which has served as legal counsel to the Company since its inception in 1986.

     During 1995 and 1996, the Company paid Neuman & Cobb approximately $16,347 and $50,264, respectively, for legal services rendered during the respective fiscal years. During fiscal 1995, Mr. Neuman was given non-qualified options exercisable to purchase 1,000 shares of Common Stock granted June 5, 1995 pursuant to the Formula Plan for directors. Additionally, during fiscal 1996, Mr. Neuman was given non-qualified options exercisable to purchase 20,000 shares of Common Stock granted March 29, 1996 pursuant to the Formula Plan for directors. Finally, during fiscal 1995 and fiscal 1996, Mr. Neuman received $10,000 in consideration for his services as a director of the Company.

TRANSFER OF CORPORATE ASSETS

     On January 22, 1996, Paul Whittle voluntarily resigned as President and CEO of the Company. Under the terms of Mr. Whittle's employment agreement the Company paid Mr. Whittle his base salary through August 31, 1996. In addition, the Company agreed to transfer certain corporate assets to Mr. Whittle in connection with his resignation, including a computer, automobile and certain items of office furniture, which assets had an aggregate value of $29,000.


     4.   COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Under the Securities Laws of the United States, the Company's Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and the NASDAQ stock market. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates.

     Based solely on a review of the copies of such reports required by
Section 16(a), the Company believes that its officers, Directors, and stockholders owning greater than 10% of the Common Stock of the Company complied with all applicable Section 16(a) filing requirements during 1996.


     5.   COMPANY 1997 STOCK INCENTIVE PLAN

     INTRODUCTION.

     In 1990, the Company's shareholders ratified and approved the American Educational Products, Inc. 1990 Incentive Stock Option Plan (the "1990 ISOP"). Pursuant to the terms of the 1990 ISOP, as amended, the Company's Board of Directors is authorized to issue options for the purchase of up to 228,400 shares of the Company's Common Stock to key employees of the Company. The American Educational Products, Inc. 1997 Stock Incentive Plan ("1997 Stock Incentive Plan") has been adopted, subject to shareholder approval, in order to conform the Company's stock option program to changes in recent changes in securities and tax laws and registrations as well as recently enacted requirements of the NASDAQ Stock Market applicable to option grants and plans. The 1997 Stock Incentive Plan will become effective only on the date of authorization of such plan by the Shareholders of the Company (the "Incentive Plan Approval Date"). If adopted and approved by the Shareholders of the Company, the 1997 Stock Incentive Plan would supersede and replace the 1990 ISOP, and the 1990 ISOP would be deemed to have been merged with and into the 1997 Stock Incentive Plan.

     The Company's 1997 Stock Incentive Plan is designed to encourage stock ownership by officers, employees, directors and consultants of the Company and its subsidiary and parent corporations and to promote the long-term interests of the Company and its stockholders by providing these eligible persons with an additional incentive to promote the financial success of the Company and its subsidiaries. The following is a brief description of the Company's 1997 Stock Incentive Plan.

     The Company's 1997 Stock Incentive Plan allows the Company to grant incentive stock options, to executive officers and key employees, and to grant non-qualified stock options and/or stock purchase rights (collectively "Rights") to officers, employees, former employees, directors and consultants of the Company and its subsidiaries. As of the date of this Proxy Statement, approximately forty (40) persons are eligible to receive Rights under the Company's 1997 Stock Incentive Plan, if it is approved. The Company's 1997 Stock Incentive Plan imposes no limit on the number of officers and other key employees to whom awards may be made.

     STOCK OPTIONS.

     Under the Company's 1997 Stock Incentive Plan, options granted to eligible participants who must be officers or key employees may take the form of Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As required by Section 422 of the Code, the aggregate fair market value (as defined in the Company Stock Incentive Plan) of the Company's Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSOs.

     The Plan also authorizes the Company to grant to officers and key employees, as well as to directors, consultants and advisors to the Company, options which do not qualify as ISO's (Non-Qualified Stock Options or "NQSO's"). NQSO's are not subject to the limitations applicable to ISO's.

     Initially, each option will be exercisable over a period, determined by the Board of Directors or a committee appointed by the Board (the entity administering the Company Stock Incentive Plan will hereinafter be referred to as the "Administrator"), of up to ten years from the date of grant. Options may be exercisable during the option period at such time, in such amounts, and in accordance with such terms and conditions and subject to such restrictions as are determined by the Administrator and set forth in option agreements evidencing the grant of such options.

     The exercise price of an ISO may not be less than 100% of the fair market value of the shares of the Company's Common Stock (or 110% of the fair market value if granted to a person who owns 10% or more of the Company's outstanding shares) on the date of grant. The exercise price of a NQSO may be set by the Administrator, but for options granted to directors must have an exercise price not less than the fair market value of the underlying shares on the date of grant. The exercise price under any option will be adjusted as provided in the Company Stock Incentive Plan to reflect stock dividends, splits, other recapitalizations or reclassifications or changes affecting the number or kind of outstanding shares. Fair market value of the Company's Common Stock is defined in the Company Stock Incentive Plan as the closing sale price of the Common Stock on NASDAQ or any securities exchange on which the shares of Common Stock are then listed.

     The shares of Common Stock purchased upon the exercise of an option are to be paid for in cash or through the delivery of other shares of the Company's Common Stock with a value equal to the total exercise price, or with money loaned by the Company to the optionee in compliance with applicable law and on terms and conditions to be determined by the Administrator and not inconsistent with the Company Stock Incentive Plan, or with a combination of the foregoing.

     An option is not transferable except by will or the laws of descent and distribution. If the employment of an optionee terminates for any reason (other than for cause or by reason of death, disability or retirement) the optionee may exercise his options within a 90-day period following such termination to the extent he was entitled to exercise such options at the date of termination. If an optionee dies while employed or terminates employment by reason of disability or retirement, the options may be exercised within one year after the optionee's death by the person or persons to whom the optionee's rights pass or within one year after the optionee's disability or retirement by the optionee.

     The Company's 1997 Stock Incentive Plan permits an optionee, with the consent of the Administrator, to pay any income tax incurred by the optionee upon exercise of an option with shares of Company Common Stock otherwise issuable to the optionee. The number of shares issued to the optionee are thereby reduced, and the Company pays the taxes of the optionee with cash.

     PURCHASE RIGHTS.

     Rights to purchase shares of the Company's Common Stock may be offered under the Company's 1997 Stock Incentive Plan at a purchase price to be determined by the Administrator. The agreements relating to purchase rights may contain such provisions designed to provide incentive to the grantees as the Administrator may from time to time determine to be appropriate, including vesting provisions granting to the Company the right to repurchase the shares subject to a purchase right at the initial purchase price upon the termination of the employment or services of the grantee prior to the vesting date or dates provided in the agreement.

     ADMINISTRATION OF THE COMPANY STOCK INCENTIVE PLAN.

     Either the Board of Directors (provided that a majority of directors are "disinterested") can administer the Company Stock Incentive Plan, or the Board of Directors may designate a committee comprised of directors meeting certain requirements to administer the Company Stock Incentive Plan.

     The Administrator will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards.

     The Administrator may interpret the Company Stock Incentive Plan and may at any time adopt such rules and regulations for the Company's 1997 Stock Incentive Plan as it deems advisable. The Board may at any time amend or terminate the Company's 1997 Stock Incentive Plan and change its terms and conditions, except that, without stockholder approval, no such amendment may
(a) increase the maximum number of shares as to which awards may be granted under the Company's 1997 Stock Incentive Plan, except for adjustments to reflect stock dividends or other recapitalizations affecting the number or kind of outstanding shares, (b) materially increase the benefits accruing to Company's 1997 Stock Incentive Plan participants, or (c) materially change the requirements as to eligibility for participation in the Company's 1997 Stock Incentive Plan.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

     The following is a brief summary of certain Federal income tax aspects of awards made under the Company Stock Incentive Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     INCENTIVE STOCK OPTIONS.

     An employee receiving an ISO will not realize taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary or parent corporation at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made at any time (provided it is exercisable by its terms) by the legal representative of an optionee who dies (i) while in the employ of the Company or a subsidiary or parent corporation or (ii) within three months after termination of employment. However, the Company Stock Incentive Plan limits the right of the legal representative of any participant to exercise an option to one year following death. Upon ultimate sale of the Common Stock received upon such exercise, except as noted below, the optionee will recognize long-term capital gain or loss (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any Federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

     If the Common Stock acquired pursuant to an exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the Common Stock on the date the ISO is exercised (the value on a later date is likely to govern in the case of an optionee whose sale of the stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of the optionee's ordinary income. In such case, the Company may claim a Federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any capital gain realized by the optionee will be long-term capital gain if the optionee's holding period for the stock at the time of disposition is more than one year; otherwise it will be short-term.

     The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the alternative minimum tax imposed by the Code.

     NON-QUALIFIED STOCK OPTIONS.

     In the case of NQSOs, the optionee will not be taxed upon the grant of any such option, but rather, at the time of exercise of such NQSOs (and in the case of an untimely exercise of an ISO), the optionee, except as noted below, will realize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income. If stock so acquired is later sold or exchanged, then the difference between the sale price and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon whether the stock has been held for more than one year after such date.

     As stated above, generally income is realized by an optionee upon exercise of an NQSO (or untimely exercise of an ISO). However, in the case of such exercise of an option by an optionee whose sale of shares at a profit could subject the employee to suit under Section 16(b) of the Securities Exchange Act of 1934, realization of income is postponed so long as a sale of the shares would expose the optionee to such suit, unless the employee elects within 30 days after exercise to be taxed as of the exercise date in the manner described above. Absent such election, such an optionee will realize ordinary income at the time a sale would no longer expose him to such suit in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. That fair market value will also govern for purposes of the Company's deduction and for determining the optionee's gain or loss upon subsequent disposition of the shares.

     EXERCISE WITH SHARES.

     An employee who pays the exercise price upon exercise of an NQSO, in whole or in part, by delivering shares of the Company's Common Stock already owned by him will realize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NQSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of such shares will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

     When shares of the Company's Common Stock are surrendered upon exercise of an ISO, (i) no gain or loss will be recognized as a result of the exchange,
(ii) a number of shares received which are equal in number to the shares surrendered will have a basis equal to the shares surrendered, and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period which includes the holding period of the shares exchanged and (iii) any additional shares received will have a zero basis and will have a holding period which begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis (i.e., a zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

     PURCHASE RIGHTS.

     Under the Code, the Federal income tax consequences with respect to the grant of a stock purchase right depend on the facts and circumstances of each grant and, in particular, the nature of any restrictions imposed in connection with any such grant. In general, if the stock which is the subject of the grant of the purchase right is actually issued to the grantee but is subject to a "substantial risk of forfeiture;" i.e.: if rights to ownership are conditioned upon continued service by the grantee, then a taxable event occurs only when the risk of forfeiture ceases. In addition, so long as the sale of the stock at a profit by the grantee could subject the grantee to suit under
Section 16(b) of the Exchange Act, the stock is considered to be subject to a substantial risk of forfeiture. At such time as the substantial risk of forfeiture ceases, the grantee will realize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date the risk of forfeiture terminates, over the grantee's cost for such stock, and the same amount is then deductible by the Company as a compensation expense. Under certain circumstances the grantee, by making an election under Section 83(b) of the Code, can accelerate the taxable event with respect to the stock, in which event the ordinary income amount and the Company's deduction will be measured and timed as of the date the stock is deemed, for Section 83(b) purposes, to have been transferred to the grantee. If there are no restrictions on the stock to be purchased by the grantee, or if the restrictions are such that they do not subject the optionee to a "substantial risk of forfeiture" of the stock, then the grantee will realize ordinary income with respect to the excess, at the time of grant, of the fair market value of the Common Stock over the grantee's cost therefor; and the Company will be entitled to a deduction in the same amount.

     An aggregate of 438,000 shares of the Company's $.05 par value Common Stock are reserved for issuance under the 1997 Stock Incentive Plan.

     VOTES REQUIRED FOR APPROVAL.

     The approval and adoption of the 1997 Stock Incentive Plan will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. The members of the Company's Board of Directors, who collectively own, directly or beneficially, 14.90% of the Company's Common Stock, have indicated their intention to vote in favor of the approval and adoption of the 1997 Stock Incentive Plan.

     MANAGEMENT RECOMMENDATION.

     The Board of Directors has concluded that the approval and adoption of the 1997 Stock Incentive Plan is in the best interest of the Company's shareholders and unanimously recommends that the shareholders approve this proposal at the Annual Meeting.


     6. RATIFICATION AND APPROVAL OF GRANTS BY THE COMPANY OF NON-QUALIFIED STOCK OPTIONS TO THE COMPANY'S OUTSIDE DIRECTORS

     The Company has issued to its outside Directors, in recognition of their service to the Company, certain non-qualified stock options exercisable to acquire shares of the Company's Common Stock under a Formula Plan described previously herein at a price equal to the fair market value of the underlying Common Stock on the date of grant. A list of the options in question (the "Options"), including the recipient, date of grant, exercise price and expiration date, is set forth below.

RECIPIENT                 AMOUNT    DATE OF GRANT  EXERCISE PRICE   EXPIRATION DATE
-----------------------   -------  --------------  --------------- ----------------
Stephen G. Calandrella   1,000       8-20-1996      $ 4.6875       8-20-2001
Dr. Wayne R. Kirschling  4,000        2-9-1995        7.9690        2-9-2000
                         4,000       3-29-1996        6.2500       3-29-2001
Dr. Dale LaFrenz         4,000        2-9-1995        7.9688        2-9-2000
                         4,000       3-29-1996        6.2500       3-29-2001
Clifford L. Neuman         800      11-16-1993       11.2500      11-16-1998
                         1,000       5-23-1994       11.2500       5-23-1999
                         1,000        6-5-1995        9.0000        6-5-2000
                         4,000       3-29-1996        6.2500       3-29-2001
Dr. Robert A. Scott      2,000      11-18-1992       11.2500      11-18-1997
                           800      11-16-1993       11.2500      11-16-1998
                         1,500       5-23-1994       11.2500       5-23-1999
                        10,000        6-5-1995        9.0000        6-5-2000
                         3,400       2-29-1996        6.2500       3-29-2001
                         6,000       3-29-1996        6.2500       3-29-2001
Clifford C. Thygesen     1,000        6-5-1995        9.0000        6-5-2000

     Newly adopted rules of governance of the NASDAQ Stock Market require that in order for the Company's securities to be eligible for continued listing on NASDAQ, the foregoing Option grants must be ratified and approved by the Company's shareholders before the Options are exercised by the Directors in question.

     MANAGEMENT RECOMMENDATION.

     The Board of Directors has determined that the ratification and approval of the foregoing Option grants is necessary to ensure the Company's continued NASDAQ listing. It will also encourage the Directors in question to continue to provide services to and on behalf of the Company. The Board of Directors has further concluded that ratification and approval of the foregoing Option grants will stimulate stock ownership by these Directors which will, in turn, promote the long-term interests of the Company and its stockholders by providing these Directors with an additional incentive to promote the financial success of the Company and its subsidiaries. As a result, the Board of Directors is in agreement that ratification and approval of the foregoing Option grants is in the best interest of the Company's shareholders and unanimously recommends that the shareholders approve this proposal at the Annual Meeting.

     VOTES REQUIRED FOR APPROVAL.

     The ratification and approval of the Option grants described above will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. The Company's outside Directors, who collectively own, directly or beneficially, 11.08% of the Company's Common Stock, will abstain from voting on this proposal at the Annual Meeting.


     7.   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Hein + Associates, CPA, served as the Company's principal accountant for the fiscal year ended December 31, 1996 and is expected to be retained as the Company's principal accountant for the fiscal year ending December 31, 1997. Representatives of Hein & Associates, CPA, are not expected to be present at the Annual Meeting of Shareholders. However, should representatives of Hein & Associates, CPA attend the Annual Meeting of Shareholders, said representatives will have an opportunity to make a statement if they so desire or to respond to appropriate questions.


                               LEGAL PROCEEDINGS

     During 1996, Mr. Thygesen, the Company's President and Director, and
Mr. Calandrella, a Director of the Company, informed the Company that they had been notified by the Securities and Exchange Commission ("Commission") that the Commission Staff intended to request that the Commission commence an administrative proceeding against the Rockies Fund, Inc. and its directors (including Messrs. Thygesen and Calandrella) based upon certain transactions in securities that had formerly been included in the Rockies Fund, Inc.'s securities portfolio. They notified the Company that the Rockies Fund, Inc. and its directors have responded to the Commission with a written submission which sets forth why there exists no basis in fact or law for such a proceeding. In response, the Commission has requested additional information. It is impossible to predict whether the Staff will recommend a proceeding against the Rockies Fund, Inc. or its directors, and if such a recommendation is made, whether the Commission will authorize the institution of a proceeding. There can be no assurance of the outcome of this matter.


                                 OTHER MATTERS

     The Company's management is not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

     A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the company at its address noted on this Proxy Statement.


                              AMERICAN EDUCATIONAL PRODUCTS, INC.


                              By:  /s/ Dale Lafrenz
                                   ---------------------------------
                                   Dr. Dale LaFrenz, Secretary


                              1998 ANNUAL MEETING

     No definitive date for the Annual Meeting of Shareholders in 1998 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 1998 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than February 28, 1998.

                      AMERICAN EDUCATIONAL PRODUCTS, INC.
                   PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints Clifford C. Thygesen or Clifford L. Neuman (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of American Educational Products, Inc. (the "Company") to be held at 5350 Manhattan Circle, Suite 210, Boulder, Colorado 80303, on June 2, 1997 at 9:00 o'clock a.m. Mountain Daylight Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

     (1)  FOR ___________     WITHHOLD AUTHORITY ___________

          To elect all of the nominees listed below:

         Clifford C. Thygesen, Dr. Robert A. Scott, Clifford L. Neuman, Dr. Dale LaFrenz, Dr. Wayne R. Kirschling and Stephen G. Calandrella

     (2)  FOR ___________     AGAINST ___________    ABSTAIN ___________

     The adoption and approval of the Company's 1997 Stock Incentive Plan.

     (3)  FOR ___________     AGAINST ___________    ABSTAIN ___________

     The ratification and approval of grants by the Company of non-qualified stock options to the Company's outside Directors.

     (4)  Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1, FOR ITEM 2, FOR ITEM 3 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                              Date __________________________________, 1997

                              _____________________________________________
                              Name (please type or print)

                              _____________________________________________
                              Signature

                              _____________________________________________
                              Signature, if held jointly

     Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.